[LOGO OF FIRST UNION]

                          Repositioning for the Future

                                 Presentation by

                                  Ken Thompson
                      President and Chief Executive Officer

                                  June 26, 2000
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Cautionary Statement                                       [LOGO OF FIRST UNION]
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A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation's plans, goals, objectives, expectations, projections, targets, estimates and intentions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (many of which are beyond the Corporation's control).

Factors that could cause the Corporation's actual results to differ materially from such forward-looking statements are set forth in the Corporation's most recent Annual Report on Form 10-K, Current Reports on Form 8-K including its Current Report on Form 8-K, dated June 26, 2000, and Quarterly Reports on Form 10-Q.

In addition to the foregoing, a significant portion of the financial information presented has not been prepared based on GAAP and is derived from internal management reporting sources.

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Overview                                                   [LOGO OF FIRST UNION]
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o     2Q 2000 earnings

o     Restructuring program

o     Vision and strategy

o     New approach toward managing for growth

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2Q 2000 Earnings                                           [LOGO OF FIRST UNION]
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                       Factors Affecting 2Q 2000 Earnings
                       ----------------------------------

External

o     Interest Rates

o     Capital Markets

o     Loan Losses

Internal

o     The Money Store

o     Auto Finance


                             2Q 2000 Estimated EPS
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      $0.72 - $0.74                  Total EPS

o     $0.63 - $0.65                  o     Core Businesses

                                           - Capital Management
                                           - General Bank
                                           - Capital Markets

o     $0.09                          o     Balance Sheet
                                           Strategies

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Core Businesses Targeted to
Generate Attractive Growth                                 [LOGO OF FIRST UNION]
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Net Income

"Normalized" 3-5 year growth rate targets from core businesses

Capital
Management                    15%+          >>>        Corporate
                                            >>>        Target EPS
General Bank                  4 to 6%       >>>        growth rate of
                                            >>>        10-12%
Capital Markets               12 to 15%

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Comprehensive Strategic Review                             [LOGO OF FIRST UNION]
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Lines of business closely examined over six months

o Restructuring program involves dispositions of various businesses and assets

o One-time net restructuring and other charges of an estimated $2.8 billion after tax, of which an estimated $1.8 billion after tax is non-cash*

o Divestitures estimated to "free-up" almost $1 billion in net capital deployed toward growth investments or share repurchases

o     Company will have a sharper focus and a stronger growth platform



* Net of an estimated $1 billion in gains from sale of non-core businesses.

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Strict Evaluation Criteria Governed
Decision-Making                                            [LOGO OF FIRST UNION]
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Evaluation Criteria

1.    Core vs. non-core businesses
2.    Scale vs. non-scale
3.    Net income growth potential
4.    Risk-adjusted return on capital
5.    Impact on credit and market risk
6.    Improvement of product economics and product choice

Focus on Core Advantages Led to
Resource Reallocation                                      [LOGO OF FIRST UNION]
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Business Restructured                Strategy

The Money Store                      o     Discontinue retail subprime
                                           origination
                                     o     Retain servicing of loans and
                                           securitized assets
                                     o     Servicing operation becomes First
                                           Union's home equity loan service
                                           center

Mortgage                             o     Sell mortgage servicing portfolio and
                                           platform
                                     o     Market third party product for
                                           servicing release premium

Credit Card                          o     Sell loans and operations
                                     o     Market third party product for
                                           referral fee

Non-Strategic Branches               o     Sell branches in areas where we lack
                                           critical mass and growth potential

Other Non-Core Business              o     Streamline and downsize businesses
Lines                                      where we lack scale and growth
                                           potential (some processing
                                           businesses, public finance, etc.)

Loan Portfolio                       o     Sell nonperforming and poorly
                                           performing loans

Securities                           o     Sell various securities

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Estimated After Tax
Restructuring and Other Charges                            [LOGO OF FIRST UNION]
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
$ Millions

                               Non-cash     Reserves        Cash
                                charges   established      charges    Cash gains    Total
--------------------------------------------------------------------------------------------
The Money Store                 $(1,777)     $(620)       $  (189)      $          $(2,586)

First Union Mortgage                                          (86)                     (86)
Corporation

Credit card                                                   (98)                     (98)

Sale of securities                                           (412)                    (412)

Improve risk profile                          (362)                                   (362)

Sale of businesses                                                        987          987

Other                                                        (198)                    (198)
                                -------------------------------------------------------------
Total                           $(1,777)     $(982)       $  (983)      $ 987      $(2,755)*
                                =============================================================

* Includes net restructuring charges of $2,061 and other charges of $694. Management's current estimates.

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Improved Risk Profile                                      [LOGO OF FIRST UNION]
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o     Quality of net income          Improved
o     Growth rate for net income     Improved
o     Credit risk                    Improved
o     Liquidity risk                 Improved
o     Interest rate risk             Improved
o     Operational risk               Improved
o     Capital ratios
      -     Holding company          Well capitalized
      -     Bank                     Well capitalized

Improved Credit Quality                                    [LOGO OF FIRST UNION]
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o     Lowered risk in loan portfolio

      - Money Store production halted, increased reserves for existing portfolio
      -     Health care NPAs and additional poorly performing loans divested
      -     Credit cards sold
      -     Reserves supplemented by additional provision of $260 million
o     Improved coverage ratios



                                        Estimated
Ratios                     1Q00            2Q00
---------------------------------------------------
Allowance/Loans            1.30%           1.33%
Allowance/NPAs             139%            201%
NPAs/Loans                 0.93%           0.66%



2Q00 includes the impact of the restructuring program.

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Restructuring Frees Up Capital                             [LOGO OF FIRST UNION]
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Additional shares
available for repurchase             >>>>>             30-35 million
if all "freed up" capital            >>>>>                shares
were used for share
repurchase

Looking Ahead: A New Focus                                 [LOGO OF FIRST UNION]
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Old First Union            >>>  Restructuring    New First Union  >>>
                                and New Focus


o     Rapid growth through          >>>   o      Expand share of customer wallet
      acquisition                   >>>   o      Grow market share across
                                                 franchise

o     Product orientation           >>>   o      Focus on customer relationships
                                                 in distinct segments

o     Emphasis on self-manufactured >>>   o      Sell more third party products
      products

o     Reliance on balance sheet     >>>   o      Focus on "core" businesses to
      strategies                    >>>          generate higher earnings growth

o     Investments focused on        >>>   o      Disciplined and focused
      achieving scale               >>>          investment in growth businesses
                                    >>>   o      Strict measures for deploying
                                    >>>          capital

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Competitive Advantages Provide
Platform for Growth                                        [LOGO OF FIRST UNION]
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

                          Integrated                                  Integrated
                            Retail                                    Wholesale
    Capital         <<     Customer   >>       General Bank     <<     Customer  >>       Capital Markets
   Management              Strategy                                    Strategy
o    6th largest                            o    No. 1 deposit                          o    Middle-market,
     national                                    share on East                               growth company
     broker-dealer                               Coast                                       orientation
     with 7,000
     registered                             o    15 million                             o    Strong
     reps*                                       customers in                                relationships with
                                                 attractive                                  2,700 corporate
o    20th largest                                markets                                     clients
     mutual fund
     complex with                           o    Integrated,                            o    Strong and rapidly
     42 four- and                                multi-channel                               growing principal
     five-star                                   distribution                                investing group
     funds                                       network                                     ($3.3 billion
                                                                                             committed)
o    4th largest
     personal trust                                                                     o    Broad product line
     provider                                                                                (No. 2 middle market
                                                                                             M&A; No. 1 middle
                                                                                             market derivatives;
                                                                                             No. 5 leveraged loan
                                                                                             syndications)

*Pending First Albany acquisition.

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Targeted Customer Segments
Offer Huge Growth Opportunity                              [LOGO OF FIRST UNION]
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
                                                  Target Segments                Strategic Thrusts
     Significant                   >>>>>           High Net Worth            o    Served by Private
     Opportunity                                  Income-producing                Capital Management Group
                                                    assets >$1MM             o    National trust/estate
                                                                                  planning services
Footprint                                                                    o    Additional trust/estate
o    36-38% of all high net                                                       planning experts
     worth and affluent                          ----------------------------------------------------------
     households                    >>>>>              Affluent               o    Attractive credit and
o    28% of small businesses                      Income-producing                investment products
                                                  assets >$250,000           o    Market leading online
Current                                                                           banking/brokerage
Penetration                                                                  o    Referrals to Capital
o    Relationships with                                                           Management Group
     18-25% of target segments     >>>>>         ----------------------------------------------------------
o    6-8% share of footprint                      Emerging Affluent          o    Packaged financial
     deposits; 5-7% share of                       Income-producing               solutions
     investable assets                              assets >$75,000          o    Cross-selling at all
                                                                                  customer touch points
                                   >>>>>         ----------------------------------------------------------
                                                   Small Business            o    Aggregate personal and
                                                   Small Business                 business banking and
                                                       Owners                     investments
                                                                             o    400 Business Financing
                                                                                  Centers
                                                                             o    Additional Relationship
                                                                                  Managers
                                                 ----------------------------------------------------------

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Capital Markets Will Focus Its
Growth Efforts                                             [LOGO OF FIRST UNION]
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Reallocate     >>>>>     o    Expenses will not grow as quickly
Resources      >>>>>
                         o    Expense reductions to fund growth areas

                         o    Reduce capital commitment


Strategic      >>>>>     o    Leverage off Principal Investing and Private
Focus          >>>>>          Equity Group coverage

                         o    Focus on middle-market growth companies

                         o Industry-aligned corporate and investment banking teams

Discipined     >>>>>     o    Expand Principal Investing
Investments    >>>>>
                         o    Further develop New Economy activities

                         o    Introduce selective new products

Core Businesses Targeted to
Generate Attractive Growth                                 [LOGO OF FIRST UNION]
--------------------------------------------------------------------------------

Net Income

"Normalized" 3-5 year growth rate targets from core businesses


Capital Management       15%+        >>>>>
                                                     Corporate
General Bank             4 to 6%     >>>>>          Target EPS
                                                  growth rate of
Capital Markets          12 to 15%   >>>>>            10-12%

Core Businesses Expected to
Perform Well                                               [LOGO OF FIRST UNION]
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Return on Equity

"Normalized" 3-5 year targets
from core businesses


Capital Management       40 to 45%   >>>>>         Corporate
                                                    Target
General Bank             18 to 20%   >>>>>          ROE of
                                                    19-21%
Capital Markets          15 to 25%   >>>>>


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Business Mix Will Shift Considerably                       [LOGO OF FIRST UNION]
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Estimated share of net income from core businesses*


         (Two pie charts appear here with the following plot points.)


     Today                                     "Normalized" over
                                                   3-5 Years
     Capital             >>>>>
     Markets                                        Capital
       40%                                          Markets
                                                    35-40%
     Capital             >>>>>
   Management                                       Capital
       20%                                        Management
                                                    30-35%
General Bank Loans       >>>>>
   and Deposits                               General Bank Loans
        40%                                      and Deposits
                                                    25-30%

* Excludes earnings from balance sheet strategies.

A New and Talented
Leadership Team                                            [LOGO OF FIRST UNION]
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                              Role                                  Appointed
                              ------------------------------------------------
Ken Thompson                  President and CEO                       2000

Bob Atwood                    Chief Financial Officer                 1991
(Retiring - search underway)

Rob Nimmo                     Chief Risk Officer                      2000

Mark Treanor                  General Counsel                         1999

Tom Wurtz                     Treasurer                               1999

Don McMullen                  Head, Capital Management Group          1995

Ben Jenkins                   Head, General Banking Group             1999

Barnes Hauptfuhrer            Co-head, Capital Markets Group          2000

Steve Cummings                Co-head, Capital Markets Group          2000

David Carroll                 Head, eCommerce                         1999


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Enhanced Financial Discipline                              [LOGO OF FIRST UNION]
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o     RAROC and EVA metrics for investment decisions

o     More focused and disciplined approach to acquisitions

o     Explicit charge for use of balance sheet

o     Re-engineered internal reporting system

o     Key managers will be held accountable

The New First Union                                        [LOGO OF FIRST UNION]
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o     Strong franchise with a powerful distribution network and an attractive customer base

o Scale achieved in critical growth areas, especially lucrative Capital Management business

o     Restructuring plan and strategy designed to create

      -     Higher earnings growth

      -     Better quality earnings

      -     Better use of capital

      -     Improved risk profile

      -     Improved credit quality